THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Advisory Choice

Supplement dated November 5, 2021 to the May 1, 2021 Prospectus

This supplement provides information relating to the investment options available under your Lincoln Investor Advantage® Advisory Choice contract. This supplement is for informational purposes and requires no action on your part.

Certain funds were inadvertently omitted from the Investment Requirements fund listings in the May 1, 2021 prospectus. The following list is a restatement of the funds under Group 2 – Unavailable Subaccounts for Investment Requirements for contracts issued on or after May 24, 2021:

•	ALPS/Alerian Energy Infrastructure Portfolio
•	ALPS/Red Rocks Global Opportunity Portfolio
•	American Funds New World Fund®
•	Columbia VP Commodity Strategy Fund
•	Columbia VP Emerging Markets Bond Fund
•	Columbia VP Strategic Income Fund
•	Delaware Ivy VP Asset Strategy Portfolio
•	Delaware Ivy VIP Energy Portfolio
•	Delaware Ivy VIP Science and Technology Portfolio
•	Delaware VIP® Emerging Markets Series
•	Eaton Vance VT Floating-Rate Income Fund
•	First Trust Dorsey Wright Tactical Core Portfolio
•	First Trust Multi Income Allocation Portfolio
•	Guggenheim VT Long Short Equity
•	Guggenheim VT Multi-Hedge Strategies
•	LVIP BlackRock Global Real Estate Fund
•	LVIP Delaware REIT Fund
•	LVIP Global Income Fund
•	LVIP Loomis Sayles Global Growth Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA Emerging Markets Equity Index Fund
•	MFS® VIT Utilities Series
•	Morgan Stanley VIF Global Infrastructure Portfolio
•	PIMCO VIT All Asset Portfolio
•	Putnam VT Global Health Care Fund
•	Putnam VT Multi-Asset Absolute Return Fund
•	Templeton Global Bond VIP Fund
•	VanEck VIP Global Resources Fund

All other provisions of the prospectus remain unchanged. Please retain this supplement with your prospectus for future reference.